Interest-Bearing Liabilities and Financing Facilities	6 Months Ended
Jun. 30, 2024
Borrowings [abstract]
Interest-bearing liabilities and financing facilities
C.2 Interest-bearing liabilities and financing facilities
During the period, the Group completed the drawdown of $500 million from bilateral loan facilities. In addition, the Group entered into the following facilities during the period:

•
$1,000 million loan facility with Japan Bank for International Cooperation (JBIC) with a term of 10 years.
Interest is based on daily Secured Overnight Financing Rate (SOFR) plus margin. This facility was fully drawn subsequent to the period on 22 July 2024.

•	$450 million syndicated term loan facility with a tenor of 10 years. Interest is based on daily SOFR plus credit adjustment spread (CAS) and margin. This facility was fully drawn in June 2024.
There were no other material changes to interest-bearing liabilities and financing facilities. As at 30 June 2024, the Group had $6,500 million (31 December 2023: $6,050 million) of available undrawn facilities. Subsequent to 30 June 2024, the Group cancelled $1,550 million of undrawn facilities.
For the year ended 31 December 2023, the Group repaid $201 million of the CHF Medium Term Note and $83 million of the JBIC facility which was settled in July 2023.
Fair value
The carrying amounts of interest-bearing liabilities approximate their fair values, with the exception of the Group’s unsecured bonds and the medium-term notes. The unsecured bonds have a carrying amount of $4,087 million (31 December 2023: $4,087 million) and a fair value of $3,958 million (31 December 2023: $3,936 million). The medium-term notes have a carrying amount of $200 million (31 December 2023: $200 million) and a fair value of $188 million (31 December 2023: $188 million). Fair value is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date and classified as Level 1 on the fair value hierarchy.